INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12.      INCOME TAXES

The tax effects of temporary differences that give rise to the Company’s deferred tax assets are as follows:

	2021	2020	2019
Loss carryforwards	$879,800	$791,000	$782,300
Oil & Gas properties	1,871,100	1,857,700	1,817,700
Asset retirement obligation	154,500	134,800	117,800
Deferred tax asset	2,905,400	2,783,500	2,717,800

Less valuation allowance	(2,905,400)	(2,783,500)	(2,717,800)
Deferred tax asset recognized	$–	$–	$–

Upon continuation to Canada in 2004, all losses carried forward at that time expired. As of December 31, 2021, the Company had net Canadian operating loss carryforwards of approximately $3.5 million available to offset future taxable income. The carry-forwards began expiring in 2014 and unless utilized will continue to expire. The Company also has approximately $7.5 million in Canadian oil and gas dedication pools that can be used to offset income of future periods. The amount of oil and gas dedication pools available for deduction in any year may be limited to 30% of the amount available.

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgment about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income. During the years ended December 31, 2021, 2020 and 2098, changes in valuation allowance were $121,900, $65,700, and $100,900, respectively.

The (benefit) provision for income taxes differs from the amount of income tax determined by applying the applicable Canadian statutory federal income tax rate to pre-tax income loss as a result of the following differences:

	2021	2020	2019
Statutory federal income tax rate	-25%	-25%	-25%
Change in valuation allowance	4%	2%	4%
Non-deductible change in fair value of derivative liability	-27%	-6%	-3%
Non-deductible accretion expense	7%	13%	4%
Effect of foreign exchange	41%	16%	20%
	0%	0%	0%

The Company has evaluated its tax positions for the years ended December 31, 2021, 2020 and 2019 and determined that it has no uncertain tax positions requiring financial statement recognition. Under ASC 740-10-25, the impact of an uncertain income tax position on income tax expense must be recognized at the largest amount that is more-likely-than-not to be sustained. An uncertain income tax position will not be recognized if it has 50% or less likelihood of being sustained.

Interest and penalties are accrued on uncertain tax positions as a component of the provision for income taxes. There was no amount of interest and penalties recognized as an expense during 2021, 2020 and 2019.

The Company’s income tax returns are generally considered closed to examination when a notice of determination is filed with the taxing authority. No such notice has been filed to date. The most recent tax return filed by the Company is for the year ended December 31, 2017.